SCHEDULE 14(A) INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed  by  the  Registrant  [X]

Filed  by  a  Party  other  than  the  Registrant  [_]

Check  the  appropriate  box:

  [X]  Preliminary  Proxy  Statement

  [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [_]  Definitive  Proxy  Statement

  [_]  Definitive  Additional  Materials

  [_]  Soliciting  material  pursuant  to  (S)  240.14a-11(c)  or  (S)  240.1

                          Anything Internet Corporation
                  ------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                  ------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  filing  fee  (Check  the  appropriate  box):

  [X]  No  fee  required

  [_]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)  Title  of  each  class  of  securities  to  which  transaction  applies:
     ---------------------------------------------------------------------------

   (2)  Aggregate  number  of  securities  to  which  transaction  applies:
     ---------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------

   (4)  Proposed  maximum  aggregate  value  of  transaction:
     ---------------------------------------------------------------------------

   (5)  Total  fee  paid:
     ---------------------------------------------------------------------------

  [_]  Fee  paid  previously  by  written  preliminary  materials.

  [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount  previously  paid: _______________________________________________

   2)  Form  Schedule  or Registration Statement No.: __________________________

   3)  Filing  party:  _________________________________________________________

   4)  Date filed:  ____________________________________________________________

                          ANYTHING INTERNET CORPORATION
                        10333 E. Dry Creek Road Suite 270
                               Englewood, CO 80112



October  30th,  2000

To  our  stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Anything Internet Corporation (the "Company"). The Annual Meeting will be held On Tuesday, November 14th, 2000, at 10:00am in the Anything Internet Corporation's office, located at 10333 E Dry Creek Road, Suite 270, Englewood, CO.

The actions expected to be taken at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

Included with the Proxy Statement is a copy of the Company's Annual Report on Form 10-K for fiscal year 1999 and information on the company's products and customers. We encourage you to read all information enclosed. It includes information on the Company's operations, markets, products and services, as well as the Company's audited financial statements.

Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed envelope. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

We  look  forward  to  seeing  you  at  the  Annual  Meeting.



Sincerely,


/s/ Larry  G.  Arnold
Larry  G.  Arnold
Chairman  of  the  Board  and  Chief  Executive  Officer

                          ANYTHING INTERNET CORPORATION
                        10333 E Dry Creek Road, Suite 270
                               Englewood, CO 80112


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         to be held November 14th, 2000


To  our  stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Anything Internet Corporation (the Company). The Annual Meeting will be held on November 14th, 2000 at the Company's office located at 10333 E Dry Creek Road Suite 270 Englewood, CO 80112(Phone: 303-662-0900). The meeting will convene at 10:00AM Mountain Daylight Time for the following purposes:

(1)     For  the  election  of  directors;
(2) To ratify change of corporate name from Anything Internet Corporation to Inform Worldwide Holdings, Inc.
(3)     To  ratify  the  Year  2000  Long-Term  Equity  Plan;
(4)     To  ratify  the  selection  of  Ehrhardt  Keefe  Steiner  & Hottman P.C.
        as  independent  auditor  for  fiscal  2000  and  2001;
(5) For the transaction of such other business as may properly come before this meeting.

The transfer books of the Company will not be closed, but only stockholders of record at the close of business on September 29, 2000 will be entitled to vote at the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELEOPE BY NOVEMBER 13TH, 2000 TO ASSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE OT THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. YOUR VOTE IS IMPORTANT.


By  Order  of  the  Board  of  Directors,


/s/ Mitzi  Q.  Mitchell
Mitzi  Q.  Mitchell
Controller,  Assistant  Secretary

                                 PROXY STATEMENT
                               OCTOBER 30TH, 2000

                          ANYTHING INTERNET CORPORATION
                        10333 E. Dry Creek Road Suite 270
                            Englewood, Colorado 80112
                                 (303) 662-0900

The following information is furnished to stockholders of Anything Internet Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting (the "Meeting") of Stockholders to be held on November 14th, 2000 and at any adjournment thereof. All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no choice is specified, the proxies will be voted for the election of all the directors named and in favor of each proposal set forth in the Notice of Meeting.

                                  VOTING RIGHTS

The voting securities of the Company consist of shares of its Class A common stock and Class A preferred stock, no par value (the "Common Stock"). Holders of record of the Common Stock and the Preferred Stock at the close of business on September 29, 2000 will be entitled to vote at the Meeting. Each share of Common Stock entitles its owner to one vote in any voting matters. Each share of preferred stock entitles its owner to two votes in any voting matters. Cumulative voting is not allowed. The number of shares outstanding of the Common Stock and Preferred Stock at the close of business on September 29, 2000 was 6,108,802 and 1,106,154 respectively.

The holders of record of 50.1% of the outstanding shares of the Common Stock will constitute a quorum for the transaction of business at the Meeting, but if a quorum should not be present, the Meeting may adjourn from time to time until a quorum is obtained.

A majority of the shares represented and entitled to vote at the meeting are required for an affirmative vote. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issue.


                               PROXY SOLICITATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SOLICITATION WILL BE BY MAIL.

Any person signing a proxy in the form accompanying this Proxy Statement, voting by telephone or the Internet has the power to revoke it either before the meeting at which the matter voted by proxy is acted upon or at the meeting before the vote on the matter. A proxy may be revoked by a later proxy that is signed by the person who signed the earlier proxy and presented at the meeting or by attendance at the meeting and voting in person. A written notice of revocation should be delivered to the Assistant Secretary of the Company, Mitzi Qin Mitchell, 10333 E. Dry Creek Road, Suite 270 Englewood, CO 80112. However, the mere presence at the Meeting of a stockholder who has executed and delivered a valid Proxy will not revoke such a Proxy.

There are no dissenters' rights of appraisal. Neither the By-laws nor corporate law of the Company's state of Incorporation call for any dissenters' rights of appraisal.

This proxy statement will be transmitted to stockholders on or about October 30th, 2000.

The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be paid by the Company. The Company will request banks and brokers to solicit their customers who beneficially own the Company's Common Stock listed in the names of nominees and will reimburse said banks and brokers for any reasonable out-of-pocket expenses of such solicitation. In addition to the use of the mails, solicitation may be made by the employees of the Company by telephone, telegraph, cable and personal interview. The Company does not expect to pay any compensation to such persons, other than their regular compensation, for their services in the solicitation of the proxies.


                                   PROPOSAL I

                              ELECTION OF DIRECTORS

At the Meeting, six directors are to be elected who shall hold office until the next following Annual Meeting of Stockholders or until their successors are duly elected and qualified. Proxies can not be voted for a greater number of persons than the number of nominees named. Shares represented by the accompanying proxy will be voted for the election of the six nominees recommended by the Board of Directors, unless the proxy is marked in such a manner as to withhold authority to vote or as to vote for one or more alternate candidates. If any of the nominees named below are unable or unwilling to serve as a director (an event which the Company does not anticipate), the persons designated as proxies will vote for the remaining nominees and for such other persons as they may select. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

DIRECTORS

The nominees for the six (6) directorships, two of whom presently serve as directors, are set out below:

Name                      Age  Position               Since
-----------               ---  ----------------       -----------
Larry G. Arnold           56   Chairman of the Board  March 2000

Edgar P. Odenwalder III   44   Director               September 2000

John Herbers              47   Nominated Director

Donald Plekenpol          51   Nominated Director

J. D. Kish                47   Nominated Director

Mario Plaza               41   Nominated Director

There is no family relationship between any Director or Executive Officer of the Company, except that Mr. Mario Plaza (nominated director) is a relative of Mr. Gabriel Coch (VP Technical Operations of Inform Worldwide Inc.).


                   VOTE REQUIRED AND RECOMMENDED OF THE BOARD

An affirmative vote of the holders of a majority of the quorum is necessary for the election of directors. The presence in person or by proxy of persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
               FOR THE ELECTION OF EACH OF THE NOMINATED DIRECTORS

LARRY  G.  ARNOLD

Larry Arnold has over thirty years of experience in corporate turnarounds and capitalization of four public companies. From 1996 until joining the Company, Mr. Arnold served as Chairman and CEO of Online Power Supply (OTC BB: OPWR). From 1990 until 1996, Mr. Arnold served as President, CEO and Chairman of the Board for Glitch Master, Inc., a PC power supply manufacturing and distribution company. In 1996, Glitch Master, Inc. merged with the now OnLine Power Supply, Inc. Mr. Arnold has also served as a Director of Hillsboro State Bank, Hillsboro, Kansas, for the past five years and is presently Vice Chairman of the Board. From February 1989 until July 1990, he served as Vice President, Treasurer and Director of Ryan-Murphy, Inc., a public company. From April 1988 to February 1989, he served as a financial consultant to Postmark Stores of America, Denver, Colorado. From January 1987 to April 1988, he was the President of Discount Converter Supply Company, Colorado Springs, Colorado, a private Colorado corporation, and from May 1985 to November 1986, Mr. Arnold was President of Nova Resources Corporation, Colorado Springs, Colorado, a public corporation. He holds a B.A. degree in Business Administration and has done graduate work at the University of Kansas and University of Colorado, Colorado Springs.

EDGAR  P.  ODENWALDER  III

Mr. Odenwalder founded Inform Worldwide Inc. in 1996 and served as the President of Inform Worldwide, Inc. before joining the Company on June 29th, 2000. Prior to 1996, Mr. Odenwalder held senior positions with Convergent Group, a leading provider of geo-technology services and McDonnell Douglas Communications Company
(MDCC). At MDCC he launched a location technology product group that grew, within an eighteen-month span, to over eighty software engineers with annual revenues in excess of $10 million. Mr. Odenwalder holds BS and MS degrees in forestry and computer science from Colorado State University.

DONALD  PLEKENPOL

Mr. Plekenpol has been Vice President and General Manager of SAIC's Denver operations since February 2000. The Denver operations include e-Business, management consulting, and ERP Sales and Implementation. SAIC is a fortune 500 company with over $5.5 billion revenue in the year ended January 31, 2000. Mr. Plekenpol brings with him over twenty five years experience in internet, information technology, networking and telecommunications industries. He served in various executive positions with companies such as Ameritech, UNISYS, IntegrationWare and Webfy, Inc. before he joined SAIC. Prior to Ameritech, Mr. Plekenpol spent twenty years of his career with IBM in various North America and Global executive marketing positions, winning numerous IBM awards for marketing initiatives. He is the author of "Executive Guide to Telecommunications" 1994.

Mr. Plekenpol holds a Bachelor of Arts degree from Valparaiso University. He also completed various IBM training programs and graduate work in the area of finance and marketing.

JOHN  C.  HERBERS

Mr. Herbers has been President, Chief Executive Officer for CTS Technologies since May 2000. With more than twenty five years of senior management experience, he focuses on start-ups, turnarounds and the formation of strategic alliance and distribution channels for both private and publicly held companies. Prior to joining CTS, Mr. Herbers was Executive Vice President of Market Operations with Convergent Communications, Inc. (NASDAQ: CONV), an integrated communications provider located in Englewood, Colorado. Prior to his tenure at Convergent Communications, he served as CEO of Network Computer Solutions, a data integration company which was acquired by Convergent Communications.

J.D.  KISH,  CPA

Since 1990, JD Kish has been President of Kish, Leake & Associates, P.C., an Englewood based CPA firm, performing both private and SEC audits, tax compliance, and technology consulting. The firm is a member of the American Institute of CPA's, AICPA SEC Practice section, the Colorado Society of CPA's, and is licensed to perform WebTrustR engagements. From 1982 to 1990, Mr. Kish practiced as a Sole Practitioner in Englewood, Colorado.

Mr. Kish received his BBA in Accounting from Ohio University in 1976, his CPA certificate in Illinois in 1980, and his MBA in Management Information Systems from Depaul University in Chicago in 1981. Mr. Kish is a licensed registered rep and financial principal with NASD.

MARIO  G.  PLAZA

Mr. Plaza has served as the Worldwide Financial Manager/Analyst for Hewlett Packard Network Attached Storage Product Generating Unit since 1997. At HP, his responsibilities include evaluation of new product entry, strategic alliance development, contract negotiations and revenue forecasting with expected $45M contribution to NAS Unit's bottom line. Between 1987 and 1997, he served as cost, financial planning and marketing analyst for various technology companies including Symbios Logic, ATT Microelectronics, NCR Corp. Mr. Plaza received his MBA Finance from University of Texas at Austin in 1987 and his B.S. in Chemistry from University of Texas at Austin in 1981.

DIRECTOR  COMPENSATION

Directors are compensated $5,000 annually, which, as determined by the Board, may be taken in the form of cash or securities of the Company. Additionally, the Company reimburses its Directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors.


               BOARD OF DIRECTORS'MEETIGNS AND COMMITTEE MEETINGS

During the fiscal year ending June 30, 2000 the Company held fourteen director meetings. Subsequent to the end of the fiscal year ending June 30, 2000, the Company has held two meetings prior to October 30th, 2000.

The Company established a Compensation Committee on September 28, 1998 which consists of Alfred W. Delisle and J. Scott Sitra. The Compensation Committee held no meetings in the fiscal year ending June 30, 2000 or prior to the Annual Meeting.

The Board of Directors intends to reactivate Compensation Committee and appoint its new members, and establish a Finance and Audit Committee after the Annual Meeting.


             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of common stock as of September 30th, 2000, by (i) each Director of the Company, (ii) each executive officer of the Company,
(iii) all directors and executive officers as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of its outstanding shares of common stock. Percentage of ownership is based on 6,108,802 shares of common stock issued and outstanding as of September 29th, 2000.

                                                              Percent of    Percent of
                                                                Class         Class
                                                                Before        After
                                      Shares      Preferred    Preferred     Preferred
Directors and Executive Officers      Owned       Owned (2)       (3)        Ownership
----------------------------------  -----------  ----------  -------------  ----------

Larry G. Arnold, CEO & Chairman       192,500             0             3%           2%
of the Board                              (1)

Edgar P. Odenwalder III,            2,316,600             0            40%          29%
President & Director

Mitzi Qin Mitchell, Controller &            *             *             *            *
Assistant Secretary & Treasurer

Carole Baumbusch, COO of Inform       240,000             0             4%           3%
Worldwide Inc.

Gabriel Coch, VP Technical            240,000             0             4%           3%
Operations

                                     -----------  ----------  -------------  ----------

All current directors and           2,989,400             0            51%          36%
executive officers as a group

Five Percent Shareholders (4)
-----------------------------

Banyan Corporation
4740 Forge Rd., Bldg. 112
Colorado Springs, CO  80907            48,000       236,470             1%           6%


J. Scott Sitra (An Agent)             379,751       462,417             6%          16%
4301 Beau Rivage Cir.
Lutz, FL 33549 (5)

     *Less  than  1%  or  no  holdings  as  of  September  30th,  2000.

(1)     Mr.  Arnold  disclaims  any  ownership benefit from 132,000 shares owned by Mr.
        Arnold's  spouse  &  children.

(2)     There  are  1,106,154  preferred shares outstanding.  All preferred shares have two  votes  in  any  voting  matters.

(3)     Based  on  6,108,802  shares issued and outstanding as of September 30th, 2000.

(4)     Beneficial  ownership  is  determined  in  accordance  with  the  13d-3  of the
        Securities Exchange Act of 1934. In computing the number of shares beneficially
        Owned by a person and the percentage ownership of that person, shares of common stock subject to  options  held  by  that person that are currently exercisable or become exercisable within  60  days of this  report, but not included in the table  above,  are  not  deemed  outstanding  for the purpose of computing  the percentage ownership of any other person.

(5)     Mr. Sitra serves as an agent for various corporate shareholders of the Company.
        The shares shown above are a total of the shares owned by various entities. Mr.
        Sitra personally  owns  only  5,000  shares.

                            MANAGEMENT'S COMPENSATION

The following table sets forth the annual compensation during the calendar year 1999 and 2000 to the Company's Chief Executive Officer and each of the Company's five other most highly compensated executive officers of the Company(determined as of September 30, 2000). No executive officers received compensation exceeding $200,000 in 1999 and 2000, no bonuses were awarded during 1999 and 2000.

                            Annual
                          Compensation             Awards           Payouts
                       ------------------          ------           -------
                                  Bonus/
                                  Other
                                  Annual   Restricted   Securities
Name and                         Compen-     Stock      Underlying     LTIP      All
Principal             Salary     Sation     Award(s)    Options/SAR   Payouts   Other
Position        Year    ($)        ($)         ($)          (#)         ($)      ($)
--------------  ----  --------  ---------  ----------  -------------  -------  ------
Larry G.                                                   1,000,000
Arnold          2000  $ 200,000         0                     50,000         0       0
CEO &           1999        N/A       N/A                        N/A       N/A     N/A
Chairman of
the Board

Edgar P.
Odenwalder
III             2000  $ 200,000         0                  1,000,000         0       0
President &     1999        N/A       N/A                        N/A       N/A     N/A
Director

Donald W.
Prosser (1)     2000  $ 150,000         0      50,0000       500,000         0       0
CFO,            1999        N/A       N/A      40,0000       200,000       N/A     N/A
Treasurer,
Secretary &
Director

Carole
Baumbusch       2000  $ 150,000         0                    500,000         0       0
COO of Inform   1999        N/A       N/A                        N/A       N/A     N/A
Worldwide,
Inc.

Gabriel Coch    2000  $ 130,000         0                    130,000         0       0
VP Technical    1999        N/A       N/A                        N/A       N/A     N/A
Operations of
Inform
Worldwide,
Inc.

Henry Tom       2000  $ 135,000         0        5,000       250,000         0       0
VP Global       1999        N/A       N/A                        N/A       N/A     N/A
Alliance of
Inform
Worldwide,
Inc.

Scott Sitra(2)  2000         N/A        N/A                      N/A      N/A      N/A
CEO &           1999           0         0        5,000      700,000      N/A      N/A
Chairman of
the Board

   (1)  Mr.  Prosser  is  no  longer  an  employee  or  director  of  the  Company.
   (2)  Mr.  Sitra  is  no  longer  an  employee  or  director  of  the  Company.

STOCK  OPTIONS

The following table sets forth information on stock options granted to the above mentioned executive officers of the Company as of October 30th, 2000.

                              Percent of
                                Total
               Number  of    Options/SARs
               Securities     Granted to     Exercise
               Underlying    Employees as     of Base
               Options/SARs   of October       Price
Name           Granted (#)   30th, 2000(1)   ($/share)   Expiration Date
-------------  ------------  --------------  ----------  --------------------
Larry G.          1,000,000            18%  $      3.00      April 18th, 2003
Arnold               50,000                 $      2.00      April 16th, 2003

Edgar P.          1,000,000            18%  $      2.97       June 30th, 2003
Odenwalder

Donald W.           500,000            12%  $      3.00      April 18th, 2003
Prosser             200,000                 $      1.00   November 15th, 2002

Carole              500,000             9%  $      2.97       June 30th, 2003
Baumbusch

Gabriel             130,000             2%  $      3.06       June 30th, 2003
Coch

Henry               250,000             4%  $      3.00  September 13th, 2003
Tom

J. Scott            700,000            12%  $      1.00    October 18th, 2002
Sitra

     (1) Based on total of 5,703,333 options granted and outstanding as of September 30th, 2000.

None  of  the  above  stock  options  have  been exercised during 1999 and 2000.

The options are granted by the Board of Directors during 1999 and 2000 in lieu of Compensation Committee. Mr. Arnold, Mr. Odenwalder, Mr. Prosser and Mr. Sitra have served on the Board of Directors during which time such options were granted.


                          COMPENSATION COMMITTEE REPORT

There has been no activities or reports by Compensation Committee prior to October 30th, 2000.


                         PRICE RANGE OF THE COMMON STOCK

The Company's Common Stock is quoted on the Nasdaq Over-The-Counter Bulletin Board under the symbol "ANYI". The Company's Common Stock began trading on July 15, 1999 with an opening bid price of $4.00 a share. The following table sets forth the high and low sale prices as reported by the National Association of Securities Dealers (NASD) from the first day of trading through September 30, 1999.

Fiscal 1999                      High                  Low
-----------                    --------              -------
    Third Quarter              $   28.00             $   4.75
    Forth Quarter              $    5.31             $   0.88
    First Quarter              $   10.06             $   2.13
    Second Quarter             $    4.88             $   2.44
Fiscal 2000
-----------
    Third Quarter              $    4.13             $   2.13

As of September 30, 2000, there were approximately 376 record holders of the Company's outstanding Common Stock. Moreover, additional shares of the Company's Common Stock are held at 1303 accounts for stockholders at brokerage firms and/or clearing houses. Due to the circumstance where individuals hold more than one trading accounts, the actual number of beneficial owners of Common Stock is less than 1679.


COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports and changes in ownership of such securities with the Securities and Exchange Commission and the Company. Based solely upon a review of (i) Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e), promulgated under the Exchange Act, during the Company's fiscal year ended June 30, 2000 and first quarter ended September 30th, 2000 and (ii) Forms 5 and any amendments thereto and/or written representations furnished to the Company by any Reporting Persons stating that such person was not required to file a Form 5 during the Company's fiscal year ended June 30, 2000 and first quarter ended September 30th, 2000, it has been determined that, other than disclosed below, no Reporting Persons were delinquent with respect to such person's reporting obligations set forth in Section 16(a) of the Exchange Act.

The following table as of September 30th, 2000, includes the name and positions of each Reporting Person that failed to file on a timely basis any reports required pursuant to Section 16(a) during the most recent fiscal year or prior years.

Name Position Report
Filed Late              Position                          Forms
------------------      ------------                      -----------
Larry G Arnold          Chief Executive Officer and       Forms 3 and 5
                        Chairman of the Board
Edgar P Odenwalder III  President and Director            Forms 3 and 5

Donald W. Prosser       Prior CFO, Secretary, Treasurer   Forms 3 and 5
                        and Director
Alfred W. Delisle       Business Development Manager and  Forms 3 and 5
                        Director
Banyan Corporation      Beneficial Owner                  Forms 3 and 5

Robert Schick           Prior CEO & Director              Forms 3 and 5

Scott Sitra             Prior CEO & Chairman of the       Form 3 and 5
                        Board
Lawrance Stanley        Director                          Form 3 and 5

Karen Sebastiani        Director                          Form 3 and 5

                                   PROPOSAL II

                           CHANGE OF CORPORATION NAME

The Board of Directors has approved to change the corporation name to Inform Worldwide Holdings, Inc.


                   VOTE REQUIRED AND RECOMMENDED OF THE BOARD

An affirmative vote of the holders of a majority of the quorum is necessary for the change of corporate name. The presence in person or by proxy of persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                        FOR THE CHANGE OF CORPORATE NAME

The Company intends to adopt the above name as it more accurately signals our purpose to become a global leader in the dissemination of location information. The Company's marketing and investor relations groups will coordinate an awareness campaign during Spring 2001 after the name Inform Worldwide Holdings, Inc. is approved.


                                  PROPOSAL III

           ADOPTION OF THE YEAR 2000 LONG TERM INCENTIVE EQUITY PLAN

At the Annual Meeting, the stockholders are being asked to approve the adoption of the Company's 2000 Long-Term Incentive Equity Plan (the "2000 Plan"), adopted by the Board on October 6th, 2000.

                   VOTE REQUIRED AND RECOMMENDED OF THE BOARD

Approval of the adoption of the 2000 Plan requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting. The Company is presenting the 2000 Plan for stockholders approval to obtain various regulatory advantages under the Internal Revenue Code and Nasdaq rules. If the stockholders do not approve the 2000 Plan, it will not be adopted.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
             FOR THE ADOPTION OF THE YEAR 2000 LONG-TERM EQUITY PLAN

DESCRIPTION  OF  THE  2000  PLAN  AND  OPTION  TERMS

The following is a summary of the principal provisions of the 2000 Plan, but it is not intended to be a complete description of all the terms and provisions of the 2000 Plan. A copy of 2000 Plan is attached hereto as Appendix A.

  PURPOSE.  The  purpose  of the 2000 Plan is to provide additional compensation
and  incentive  to  eligible  employees,  officers,  directors,  advisors   and
consultants whose present and potential contributions are important to the continued success of the Company, to afford such persons an opportunity to acquire a proprietary interest in the Company and to enable the Company to continue to enlist and retain the best available talent for the successful conduct of its business.

  ADMINISTRATION. The 2000 Plan will be administered by one or more committees designated by the Board to administer the Plan (the "Committee"). Subject to the terms of the 2000 Plan, the Committee, as constituted, determines the persons who are to receive awards, the number of shares subject to each award, the terms and conditions of such awards and the dates of grants. The Committee also has the authority to construe and interpret any of the provisions of the 2000 Plan or any options granted thereunder. Such interpretations are binding on the Company and on the optionees.

  TOTAL NUMBER OF COMMON STOCK RESERVED. The total number of shares of Common Stock reserved and available for distribution pursuant to the Plan shall be 3,000,000 shares.

  ELIGIBILITY. All officers, directors (who are also employees or consultants of the Company), employees, advisors and consultants of the Company (or any subsidiary or affiliate of the Company) are eligible to receive awards under the 2000 Plan. The Company may also grant options under the 2000 Plan in connection with its assumption or replacement of options issued by another company which the Company acquires or combines with.

  OPTION AWARDS. Both incentive stock options ("ISOs"), as defined in Section 422(b) of the Internal Revenue Code (the "Code"), and nonqualified stock options ("NQSOs"), may be granted under the 2000 Plan. The Committee determines whether an option granted under the 2000 Plan will be an ISO or a NQSO. The Company currently grants only NQSOs.

  OTHER AWARDS. In addition to stock options, certain other awards may be granted under the 2000 Plan. The Committee may grant Stock Appreciation Rights ("SAR") (including freestanding SARs and options granted in tandem with related options), entitling the holder upon exercise to receive an amount in any combination of cash or Common Stock (as determined by the Committee) equal in value to the excess of the fair market value of the shares covered by such SAR on the date of exercise over the aggregate exercise price of the SAR for such shares. The Committee may also grant rights to purchase stock under such terms and conditions as it may determine. In addition, the Committee may grant stock bonus awards payable in cash or Common Stock based upon reasonable performance criteria the Committee deem appropriate.

  PERFORMANCE-BASED COMPENSATION LIMITS. No employee shall be granted in any fiscal year of the Company options and SARs to acquire or related to in the aggregate more than 300,000 shares of Common Stock. The foregoing limitation, which shall adjust proportionately in connection with any change in the Company's capitalization, is intended to satisfy the requirements applicable to options and SARs intended to qualify as performance-based compensation within the meaning of Code Section 162(m). In the event that the Committee determines that such limitation is not required to qualify options and SARs as performance-based compensation, the Committee may modify or eliminate such limitation.

  TERMS OF THE OPTIONS. Each option granted pursuant to the 2000 Plan is evidenced by a stock option grant (the "Grant") issued by the Company. An exercise notice and agreement (the "Exercise Notice") is to be completed by the optionee at the time an option is exercised. The Company does not receive any consideration from an optionee at the time an option is granted. The forms of the Grant and the Exercise Notice may be amended by the Committee from time to time, subject to the terms of the 2000 Plan.

Options may be granted under the 2000 Plan until the date of the Company's Annual Meeting of Stockholders 2010.

Subject to the provisions of the 2000 Plan, the Committee may determine the vesting schedule of each option and other terms and conditions of exercisability. Options granted under the 2000 Plan typically vest in four equal annual installments starting from the date of grant, although vesting of an option may be accelerated by the Committee. The Committee also has the discretion to modify, extend or renew outstanding awards and to issue new awards in exchange for surrender of outstanding awards. The Committee also may cause the Company to purchase for cash or shares of Common Stock any option issued under the 2000 Plan.

Generally, options granted under the 2000 Plan must be exercised within ten years of the option grant date.

The Committee determines the exercise price of each option granted, which is set forth in the Grant. Under the 2000 Plan, the exercise price of an option granted to an employee may be less than the fair market value per share of the Company's Common Stock on the date the option is granted. Options may be granted with exercise prices other than as described above in connection with the Company's assumption or replacement of options issued by another company.

Payment for Shares purchased upon exercise of an Option may be made in cash (by check) or, unless otherwise provided by the Committee in its sole discretion:
(i) by cancellation of indebtedness of the Company to the Participants; (ii) by surrender of Shares of Common Stock having a Fair Market Value equal to the applicable exercise price of the Options; (iii) where approved by the Committee in its sole discretion, by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Section 483 and 1274 of the Code, provided that the portion of the exercise price equal to the par value of the Shares, if any, must be paid in cash or other legal consideration, and provided further that Participants who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; (iv) by waiver of compensation due or accrued to the Participant for services rendered; (v) pursuant to a broker-assisted "cashless exercise" arrangement; or (vi) by any combination of the foregoing, in each case to the extent permitted by the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time, and the analogous applicable laws of any other country or jurisdiction where options are granted under the 2000 Plan.

  DEFERRALS. The Committee may also permit participants to elect to defer receipt of benefits under the 2000 Plan or make automatic deferrals. The Committee may also provide and determine the amount of any deemed earnings for amounts deferred under the 2000 Plan.

  NONTRANSFERABILITY AND TERMINATION OF OPTIONS. Options granted under the 2000 Plan may not be transferred by the optionee other than by will or by the laws of descent and distribution, except that the Committee may in its discretion grant NQSOs with limited transferability rights. During the lifetime of the optionee, an option may be exercised only by the optionee.

  If an optionee's employment or other association with the Company or a subsidiary is terminated for any reason other than death or disability, any outstanding option, to the extent (and only to the extent) that it was exercisable on the date of such termination, must be exercised by the optionee by the earlier of three months following such termination (or such shorter time period as may be specified in the Grant) or the expiration date of the option. If termination is on account of disability, any outstanding option, to the extent exercisable on the termination date, must be exercised by the earlier of twelve (12) months following such date or the expiration date of the option. If termination is on account of the Participant's death, any outstanding option may be exercised to the extent (and only to the extent) that they would have been exercisable on the first vesting date occurring after such death as may be specified in the Grant and on the next subsequent vesting date, by the optionee's legal representative within twelve (12) months after the date of death (or such shorter period as may be specified in the Grant), but in any event no later than the expiration date of the options. The Committee has the authority under the 2000 Plan to vary the provisions of an award applicable upon termination of employment.

  CAPITAL CHANGES. If the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of Common Stock available for option grants under the 2000 Plan, the number of shares and the exercise price per share for each outstanding option and the annual limitation noted above will be proportionately adjusted, subject to any required action by the Board or stockholders of the Company.

  In the event that the Committee determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split up, spinoff, combination, repurchase or exchange of Company securities or other similar corporate transaction affects the shares such that an adjustment is determined by the Committee to be appropriate to prevent enlargement or diminution of benefits under the 2000 Plan, the Committee shall make such adjustments in outstanding awards, and shares available for future awards, as it determines to be appropriate.

  In general, in the event of a Change of Control of the Company, as defined in the 2000 Plan, the vesting of all awards granted pursuant to the 2000 Plan will accelerate and the awards will become exercisable in full prior to the consummation of such event (and such awards shall then terminate), at such times and on such conditions as the Committee determines, unless the successor corporation assumes the outstanding awards or substitutes substantially equivalent awards. In addition, if an employee's employment or other association with Company's successor is terminated without cause within 12 months of a Change of Control, awards under the 2000 Plan will accelerate and become immediately and fully exercisable upon such termination.

  AMENDMENT AND TERMINATION. The Committee may amend or terminate the 2000 Plan at any time and in any respect, except that the Committee cannot, without the approval of the stockholders of the Company, amend the 2000 Plan in any manner that requires stockholder approval pursuant to the Code or the regulations thereunder or pursuant to Rule 16b-3 of the Exchange Act. No amendment of the 2000 Plan may adversely affect any outstanding option or unexercised portion thereof without the optionee's written consent. Subject to the specific terms of the 2000 Plan, the Committee may accelerate any award or option, reduce any applicable exercise price or waive any conditions or restrictions pursuant to such award or option at any time.

  If an option granted pursuant to the 2000 Plan expires or terminates for any reason without being exercised in whole or in part, the shares released from such option or award will again become available for grant and purchase under the 2000 Plan. Certain United States Federal Income Tax Information

  GENERAL. The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences associated with participation in the 2000 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This information may not be applicable to employees of foreign subsidiaries or to participants who are not residents of the United States. All participants have been and are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2000 Plan. Any tax effects that accrue to foreign employees as a result of participation in the 2000 Plan will be subject to the tax laws of the countries in which such employees reside.

TAX  TREATMENT  OF  THE  OPTIONEE

  NONQUALIFIED STOCK OPTIONS. An optionee will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the optionee will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise (in most cases) and the optionee's purchase price. The included amount will be treated as ordinary income and reported on an employee's W-2 form, or in the case of a non-employee, on a 1099 form and will be subject to income tax and FICA withholding by the Company (either by payment in cash or withholding out of the optionee's salary) if the optionee is an employee. Upon the sale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as short term or long term capital gain or loss depending upon whether or not the optionee held the shares for more than one year following exercise of the NQSO.

  INCENTIVE STOCK OPTIONS. The optionee will recognize no income upon grant of an ISO and incur no tax on its exercise unless the optionee is subject to the alternative minimum tax described below. If the optionee holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

  If the optionee disposes of ISO Shares prior to the expiration of either of the above required holding periods (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise and the option exercise price, will be treated as ordinary income and reported on the employee's W-2 form. Income tax withholding on this income is optional. Any addition gain or loss will be long-term or short term capital gain or loss, depending upon whether or not the ISO Shares were held for more than one year following the date of exercise by the optionee. A disposition of ISO Shares for this purpose includes not only a sale or exchange, but also a gift or other transfer of legal title (with certain exceptions). Long-term capital gain is taxed at a maximum federal income tax rate of 20% rather than the 39.6% maximum rate applicable to other income.

  ALTERNATIVE MINIMUM TAX. Generally, the difference between the fair market value of stock purchased by exercise of an ISO (generally measured as of the date of exercise) and the amount paid for that stock upon exercise of the ISO is an adjustment to income for purposes of the alternative minimum tax. An alternative minimum tax adjustment applies unless a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO. The alternative minimum tax (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income for alternative minimum taxable income up to $175,000 and 28% thereafter.
Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances).

  TAX TREATMENT OF THE COMPANY. The Company will be entitled to a deduction in connection with the exercise of a NQSO by a domestic optionee to the extent that the optionee recognizes ordinary income provided that the deduction is not disallowed under the provisions of Section 162(m) of the Code. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares and will not be entitled to any deduction upon exercise of an ISO in the absence of any such disqualifying disposition.

  ERISA. The Company believes that the 2000 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, nor is it qualified under Section 401(a) of the Code.

                                   PROPOSAL IV

                    RATIFICATION OF THE SELECTION OF AUDITORS

The Company has engaged Ronald Chadwick P.C. as its principal independent public accountant to perform the audit of the Company's financial statements for fiscal year 1999. Ronald Chadwick P.C. has audited the Company's financial statements for the past two years. The Board of Directors expects to change the Company's independent accountant for fiscal year 2000 to better serve the Company's growing needs in the area of financial reporting. The Board has selected Ehrhardt Keefe Steiner & Hottman PC as independent auditor for fiscal 2000 and 2001. There has been no disagreements between Ronald Chadwick P.C. and the Company on any accounting issues.

                  VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

The affirmative votes of the holders of a majority of the issued and outstanding shares of Common Stock is necessary for the ratification of the selection of accountants.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
              FOR THE SELECTION OF EKS&H AS INDEPENDENT ACCOUNTANT

FINANCIAL  STATEMENTS/OTHER  INFORMATION

The SEC Form 10-KSB of the Company for the year ended June 30, 2000, including audited financial statements, and information on the company's products & customers are included in the proxy and deemed to be a part of the proxy soliciting material for the exercise of prudent judgment by the stockholders with respect to any proposal to be submitted at this Meeting.


OTHER  MATTERS

The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

STOCKHOLDERS  PROPOSALS

Any interested stockholder may submit a proposal concerning the Company to be considered by the Board of Directors of the Company for inclusion in the proxy statement and form of proxy relating to next year's Annual Meeting of the Stockholders. In order for any proposal to be so considered by the Board for inclusion in the proxy statement, all proposals must be in writing in proper form and received by the Company on or before September 1, 2001. Any stockholder so interested may do so by submitting such proposal to: Anything Internet
Corporation, Attn: Shareholder Proposal, 10333 E Dry Creek Road Suite 270 Englewood, Colorado 80112.

                                        Shareholders Name:______________________
                                        SSN or Tax ID #:________________________
                                        Number of Shares of owned:______________

                                   PROXY CARD
                          ANYTHING INTERNET CORPORATION
                        10333 E Dry Creek Road, Suite 270
                            Englewood, Colorado 80112

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ANYTHING INTERNET CORPORATION.

The undersigned hereby appoints Larry G. Arnold, Mitzi Qin Mitchell and Edgar P. Odenwalder, or any of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Anything Internet Corporation, to be held on Tuesday, November 14th, 2000, at 10:00 a.m. Mountain Daylight Time, at the Company's offices located at 10333 E. Dry Creek Road, Suite 270 Englewood, Colorado 80112, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side. Said proxies are directed to vote as checked below upon the following matters, and otherwise in their discretion. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

(1)   To  elect  directors,  the  following  nominees:
         Larry G. Arnold, Edgar P. Odenwalder III, Donald Plekenpol, John Herbers, J.D. Kish, Mario Plaza

( )   For  all  of  the  foregoing  nominees
( )   WITHHOLD  AUTHORITY  to  vote  for  all  of  the  foregoing  nominees
( )   ABSTAIN

NOTE: TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EACH NOMINEE WHOSE NAME IS NOT STRUCK.

(2)    To  ratify  change  of corporate name to Inform Worldwide Holdings, Inc.

       (  )  Vote  FOR          (  )   Vote  AGAINST          (  )   ABSTAIN

(3)    To  ratify  the  adoption  of Year 2000 Long-Term Equity Incentive Plan.

       (  )  Vote  FOR          (  )   Vote  AGAINST          (  )   ABSTAIN

(4) To ratify the selection of EKS&H CPAs as the independent auditor for fiscal 2000 and 2001.

       (  )  Vote  FOR          (  )   Vote  AGAINST          (  )   ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE NDERSIGNED STOCKHOLDER(S). IN THE ABSENCE OF SPECIFIC DIRECTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED, FOR THE CORPORATE NAME CHANGE, FOR THE YEAR 2000 INCENTIVE STOCK OPTION PLAN, AND FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS. If any further business is transacted at the Meeting, this Proxy will be voted in accordance with the best judgment of the proxies. The Board of Directors recommends a vote FOR each of the listed propositions. This Proxy may be revoked prior to its exercise.

Note: Please sign exactly as name(s) appear on the stock certificate. An attorney, executor, administrator, trustee or guardian or other fiduciary should sign as such. ALL JOINT OWNERS MUST SIGN. Please return this page back to the Company by November 13th, 2000.

Dated:  ____________________                    Dated:  ________________________

____________________________                    ________________________________
Signature  of  Stockholder(s)                   Signature  of  Stockholder(s)

                                                                      Appendex A

                          ANYTHING INTERNET CORPORATION
                    YEAR 2000 LONG-TERM EQUITY INCENTIVE PLAN

 Section  1.  Purpose.

This Incentive Stock Option Plan (hereafter the "Plan") of Anything Internet Corporation (the "Company") is established as a compensatory plan to enable Anything Internet Corporation to provide an incentive to eligible employees, officers, independent consultants and directors whose present and potential contributions are important to the continued success of the Company, and to enable the Company to continue to enlist and retain in its employ the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options; (b) stock purchase rights, (c) stock appreciation rights and (d) long-term performance awards.

 Section  2.  Definitions.

As  used  herein,  the  following  definitions  shall  apply:

 (a) "Affiliate" of any person means any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such person, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

 (b) "Applicable Laws" means the legal requirements relating to the administration of stock plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time, and the analogous applicable laws of any other country or jurisdiction where Options, Rights or Long-Term Performance Awards or shares of Restricted Stock are granted under the Plan.

 (c)  "Board"  means  the  Board  of  Directors  of  the  Company.

 (d)  "Change  of  Control"  shall  mean  the  first  to  occur  of:

   (i) an individual, corporation, partnership, group, associate or other entity or "person", as such term is defined in Section 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), other than the Company or any employee benefit plan(s) sponsored by the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors;

   (ii) individuals who constitute the Board of Directors of the Company on the effective date of the Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any Approved Director, as hereinafter defined, shall be, for purposes of this subsection (ii), considered as though such person were a member of the Incumbent Board. An "Approved Director", for purposes of this subsection (ii), shall mean any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee of the Company for director), but shall not include any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or "person" other than the Board;

   (iii) the approval by the stockholders of the Company of a plan or agreement providing (A) for a merger or consolidation involving the Company other than with a wholly-owned subsidiary and other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or
(B) for a sale, exchange or other disposition of all or substantially all of the assets of the Company. If any of the events enumerated in this subsection (iii) occurs, the Committee shall determine the effective date of the Change of Control resulting therefrom for purposes of the Plan.

 (e)  "Code"  means  the  U.S.  Internal  Revenue  Code  of  1986,  as  amended.

 (f) "Committee" means the Committee or Committees referred to in Section 5 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

 (g) "Common Stock" or "Shares" means the Common Stock, no par value per share, of the Company.

 (h) "Company" means Anything Internet Corporation, a corporation organized under the laws of the state of Colorado, or any successor corporation.

 (i)  "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

 (j) "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

 (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

   (i) the last reported sale price of the Common Stock of the Company on the Nasdaq OTC Bulletin Board or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

   (ii) if such Common Stock shall then be listed on a national securities exchange or Nasdaq Small Cap or National Market, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

   (iii) if none of the foregoing is applicable, then the Fair Market Value of a share of Common Stock shall be determined in good faith by the Board of Directors of the Company in its discretion.

 (l) "Grant" shall mean an instrument or agreement evidencing an Option, Stock Appreciation Right or Long-Term Performance Award granted hereunder, in written or electronic form, which may, but need not, be executed or acknowledged by the recipient thereof.

 (m) "Insider" means an executive officer or director of the Company or any other person whose transactions in Common Stock are subject to Section 16(b) of the Exchange Act.

 (n) "Long-Term Performance Award" means an award under Section 9 below. A Long-Term Performance Award shall permit the recipient to receive a stock bonus (as determined by the Committee) upon satisfaction of such performance factors as are set out in the recipient's individual grant. Long-term Performance Awards will be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Committee may deem appropriate.

 (o) "Named Executive" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

 (p) "Option" means any option to purchase shares of Common Stock granted pursuant to Section 6 below.

 (q) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

 (r) "Participant" means an individual who has been granted an Option, Right or Long-Term Purchase Award under the Plan.

 (s) "Plan" means this 2000 Long-Term Equity Incentive Plan, as hereinafter amended from time to time.

 (t)  "Purchase  Agreement"  shall  have  the  meaning  specified  in Section 8.

 (u) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 8 below.

 (v) "Right" means and includes Stock Appreciation Rights and Stock Purchase Rights granted pursuant to the Plan.

 (w) "Stock Appreciation Right" or "SAR" means an award made pursuant to Section 7 below, which right permits the recipient to receive cash equal to the difference between the Fair Market Value of Common Stock on the date of grant of the Stock Appreciation Right and the Fair Market Value of Common Stock on the date of exercise of the Stock Appreciation Right.

 (x) "Stock Purchase Right" means an award made pursuant to Section 8 below, which right permits the recipient to purchase Common Stock pursuant to a restricted stock purchase agreement entered into between the Company and the Participant.

 (y) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

 (z) "Substitute Awards" shall mean an Option, Right or Long-Term Performance Award granted in assumption of or in substitution for, outstanding options or other awards previously granted by a company acquired by the Company or with which the Company combines.

 Section  3.  Eligibility.

 (a) Awards may be granted to employees, officers, directors who are also employees or consultants, independent consultants and advisers of the Company or any Parent, Subsidiary or Affiliate of the Company (provided such consultants, and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction). ISOs (hereinafter defined in
Section 6 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company.

 (b)  A  Participant  may  be  granted  more  than  one  award  under this Plan.

 (c) Holders of options and other awards granted by a company acquired by the Company or with which the Company combines are eligible for grant of Substitute Awards hereunder in connection with such acquisition or combination transaction.

 Section  4.  Stock  Subject  to  the  Plan.

(a) the total number of shares of Common Stock reserved and available for distribution pursuant to the Plan shall be 3,000,000 shares.

(b) If any Shares that have been subject to issuance upon exercise of an Option (other than a Substitute Award) cease to be subject to such Option, or if any Shares of Restricted Stock or other Shares that are subject to any Right, Option or Long-Term Performance Award granted hereunder (other than a Substitute Award) are forfeited or repurchased or any such award otherwise terminates or is paid or settled without a payment being made to the Participant in the form of the full number of Shares underlying such awards, such Shares to the extent of such forfeiture, termination or settlement, shall again be available for distribution in connection with future awards or Option grants under the Plan. For purposes of this Section 4(b), awards and options granted under any of the Company's previous stock option plans (other than any such plans for outside directors) shall be treated as Options, Rights or Long-Term Performance Awards, as the case may be, acquired hereunder.

 (c) Shares underlying Substitute Awards shall not reduce the number of Shares available for distribution hereunder.

 (d) In the event that any Option, Right or Long-Term Performance Award granted hereunder (other than a Substitute Award) is exercised through the surrender to the Company of Shares or in the event that withholding tax liabilities arising in connection with any such award are satisfied by the withholding of Shares by the Company, the number of Shares available for distribution under the Plan as set forth in Section 4(a) shall be increased by the number of Shares so surrendered or withheld.

 (e) Options and SARs on no more than 300,000 shares of Common Stock may be granted to any individual in any year under this Plan.

 (f) (i) In the event that the Common Stock of the Company is split or reverse-split, whether by stock dividend, combination, reclassification or similar method not involving payment of consideration, the number of Shares available for award under this Plan, in aggregate and individually as set forth in Sections 4(a) and 4(e), the number of Shares deliverable under each Option, Right or Long-Term Performance Award outstanding hereunder and the per Share exercise price of each outstanding Option or Right shall automatically be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with Applicable Laws; provided, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

   (ii) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event other than an event described in Section 4(f)(i) affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of awards under the Plan, including the aggregate and individual limits specified in
Section 4, (ii) the number and type of Shares (or other securities or property) subject to outstanding awards, and (iii) the grant, purchase, or exercise price with respect to any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award; provided, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

 Section  5.  Administration.

 (a) The Plan shall be administered by one or more Committees designated by the Board to administer the Plan, constituted in such a manner as to satisfy the Applicable Laws.

 (b) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may change the size of the Committee, appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws. (c) As used herein, except in Sections 17 and 19, references herein to the Board shall mean the Board or the Committee, whichever is then acting with respect to the Plan.
(d) The Committee shall have the authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan, and any such interpretation shall be final and binding on all persons having an interest in any award under this Plan. Without limiting the generality of the foregoing, subject to the general purposes, terms, and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan including, but not limited to, the following:

   (i) to select the employees, officers, consultants, directors and advisers of the Company and/or its Subsidiaries and Affiliates to whom Options, Rights and Long-Term Performance Awards, or any combination thereof, may from time to time be granted hereunder;

   (ii) to determine whether and to what extent Options, Rights and Long- Term Performance Awards, or any combination thereof, are granted hereunder;

   (iii) to determine the number of Shares to be covered by each such award granted hereunder;

   (iv) to approve forms of grant or agreement, or other forms for communicating to Participants that they have been granted an award under the Plan, for use under the Plan;

   (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding the Option or other award and/or the Shares relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

   (vi) to determine whether and under what circumstances an Option may be settled in cash or Restricted Stock under Section 6(g) instead of Common Stock;

   (vii) to determine the form of payment that will be acceptable consideration for exercise of an Option, Right or Long-Term Performance Award granted under the Plan;

   (viii) to determine whether, or to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

   (ix) to delegate to another committee of the Board or to members of management certain of its powers hereunder to the extent permitted by Applicable Laws;

   (x)  to  reduce  the  exercise  price  of  any  Option  or  Right;

   (xi) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Rights; and

   (xi) to adopt sub-plans applicable to particular Subsidiaries, Affiliates or locations, which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 4(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

 (e) In addition to such other rights of indemnification as they may have as directors, members of the Committee shall be indemnified by the Company against any reasonable expenses, including attorneys' fees actually and necessarily incurred, which they or any of them may incur by reason of any action taken or failure to act under or in connection with the Plan or any option or other award granted thereunder, and against all amounts paid by them in settlement of any claim related thereto, (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such director is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding a director shall in writing offer the Company the opportunity, at its own expense, to handle the defense of the same.

Section  6.  Stock  Options.

The Committee, in its discretion, may grant Options to eligible Participants and shall determine whether such Options shall be Incentive Stock Options ("ISOs") within the meaning of the Code, Nonqualified Stock Options ("NQSOs") or any other type of Option which may exist from time to time. Each Option shall be evidenced by a Grant which shall expressly identify the Option as an ISO or as NQSO (or other type of Option, as applicable), and be in such form and contain such provisions as the Committee shall from time to time deem appropriate.

Without limiting the foregoing, the Committee may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue new Options, including Options in exchange for the surrender and cancellation of any or all outstanding Options or Rights. The Committee shall determine the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

 (a) Form of Option Grant. Each Option granted under this Plan shall be evidenced by a Grant in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

 (b) Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee. The Grant representing the Option will be delivered to Participant with a copy of this Plan within a reasonable time after the granting of the Option.

 (c) Exercise Price. The exercise price of an Option shall be determined by the Committee on the date the Option is granted and may be less than the Fair Market Value of the Common Stock on the date the Option is granted.

 (d) Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant; provided, however; that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted. The Committee may attach such conditions to the Shares issued upon exercise of an Option as it shall determine, and may provide in any grant for Option exercise restrictions to be waived in consideration of equivalent transfer or forfeiture provisions to be applied to such underlying Shares.

 (e) Limitations on ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

 (f) Limitations on Transfer. Options granted under this Plan, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however; that NQSOs held by a Participant may be transferred to such family members, trusts and charitable institutions as the Committee, in its sole discretion, shall approve, unless otherwise restricted from such transfer under the terms of the Grant.

 (g) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Common Stock (including Restricted Stock), an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

 (h) Notice. Options may be exercised only by delivery to the Company or its representative of a stock option exercise instrument in a form approved by the Committee from time to time (which may be in written, electronic or other form selected by the Committee from time to time and need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information, if any, as may be required by the Company to comply with the Applicable Laws, together with payment in full of the exercise price for the number of Shares being purchased or adequate provision therefor, in accordance with Section 6(i).

  (i) Payment. Payment for Shares purchased upon exercise of an Option may be made in cash (by check) or, unless otherwise provided by the Committee in its sole discretion: (i) by cancellation of indebtedness of the Company to the Participant; (ii) by surrender of Shares of Common Stock having a Fair Market Value equal to the applicable exercise price of the Options; (iii) where approved by the Committee in its sole discretion, by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code, provided that the portion of the exercise price equal to the par value of the Shares, if any, must be paid in cash or other legal consideration, and provided further that Participants who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; (iv) by waiver of compensation due or accrued to the Participant for services rendered; (v) pursuant to a broker-assisted "cashless exercise" arrangement; or (vi) by any combination of the foregoing, in each such case to the extent permitted by Applicable Law.

 (j) Limitations on Exercise. In addition to exercise restrictions or other vesting provisions set forth in any Grant, unless the Committee shall otherwise determine, and except in the case of a Substitute Award, the exercisability of an Option following termination of the Participant's employment shall be subject to this Section 6(j).

   (i) If the Participant ceases to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, such Participant's Options may be exercised to the extent (and only to the extent) that they would have been exercisable upon the date of termination of the Participant's employment, within three (3) months after the date of termination (or such shorter time period as may be specified in the Grant), but in any event no later than the expiration date of the Option.

   (ii) If the Participant's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the Disability of the Participant, or if the Participant dies within three (3) months of his termination of employment, the Participant's Options may be exercised to the extent (and only to the extent) that they would have been exercisable on the date of termination of the Participant's employment, by the Participant (or the Participant's legal representative) within twelve (12) months after the date of termination of employment (or such shorter time period as may be specified in the Grant), but in any event no later than the expiration date of the Options.

   (iii) If the Participant's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the death of the Participant, the Participant's Options may be exercised to the extent (and only to the extent) that they would have been exercisable on the first vesting date occurring after such death as may be specified in the Grant and on the next subsequent vesting date, by the Participant's legal representative within twelve
(12) months after the date of death (or such shorter period as may be specified in the Grant), but in any event no later than the expiration date of the Options.

   (iv) A Participant's employment relationship shall be considered to have terminated, and the Participant to have ceased to be employed by his or her employer, on the earliest of:

   (A) the date on which the Company, or any Parent, Subsidiary or Affiliate of the Company, as appropriate, delivers to the Participant notice in a form prescribed by the Company that the Company, or such other entity, is thereby terminating the employment relationship (regardless of whether the notice or termination is lawful or unlawful or is in breach of any contract of employment),

   (B) the date on which the Participant delivers notice in a form prescribed by the Company, to the Company, or any Parent, Subsidiary or Affiliate of the Company, as appropriate, that he or she is terminating the employment relationship (regardless of whether the notice or termination is lawful or unlawful or is in breach of any contract of employment),

   (C) the date on which the Participant ceases to provide services to the Company, or any Parent, Subsidiary or Affiliate of the Company, as appropriate, except where the Participant is on an authorized leave of absence, or

   (D) the date on which the Participant ceases to be considered an "employee" under Applicable Law. The Committee shall have discretion to determine whether a Participant has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company, as appropriate, and the effective date on which such employment terminated or whether such Participant is on an authorized leave of absence.

   (v) In the case of a Participant who is a director, consultant, or adviser, the Committee will have the discretion to determine whether the Participant is "employed by the Company or any Parent, Subsidiary or Affiliate of the Company" pursuant to the foregoing Sections.

   (vi) The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the full number of Shares as to which the Option is then exercisable.

 (k) Modification, Extension and Renewal of Options. The Committee shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of the holder, impair any rights under any Option previously granted.

 Section  7.  Stock  Appreciation  Rights.

The Committee, in its discretion, may grant Stock Appreciation Rights to eligible Participants. The following provisions apply to such Stock Appreciation Rights.

 (a) Grant of Stock Appreciation Right. The Stock Appreciation Right shall entitle the holder upon exercise to an amount for each Share to which such exercise relates equal to the excess of (x) the Full Market Value on the date of exercise of a Share over (y) the base or exercise price of the Common Stock as set forth in the applicable Grant. Notwithstanding the foregoing, the Committee may place limits on the amount that may be paid upon exercise of a Stock Appreciation Right.

 (b) Forfeiture of Option. If a Stock Appreciation Right is granted in tandem with an Option, upon exercise of such Stock Appreciation Right, the related Option shall no longer be exercisable and shall be deemed canceled to the extent of such exercise.

 (c) Form of Payment. The Company's obligation arising upon the exercise of a Stock Appreciation Right may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, and may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Committee, in its sole discretion, may determine.

 (d) Other Provisions. The Grant evidencing a Stock Appreciation Rights shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. The provisions of such Grants need not be the same with respect to each recipient.

 Section  8.  Stock  Purchase  Rights.

 (a) Rights to Purchase. Stock Purchase Rights to purchase Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed 60 days from the date the Stock Purchase Right was granted. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement (the "Purchase Agreement") in the form determined by the Committee.

 (b) Repurchase Option. Unless the Committee determines otherwise, the Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

 (c) Other Provisions. The Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. The provisions of Purchase Agreements need not be the same with respect to each purchaser.

 Section  9.  Long-Term  Performance  Awards.

 (a) Administration. Long-Term Performance Awards are stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance factors to be used in the determination of a Long-Term Performance Award and the extent to which such Long-Term Performance Awards have been earned. Long-Term Performance Awards may vary from Participant to Participant and between groups of Participants and shall be based upon the achievement of Company, Parent, Subsidiary or Affiliate, or upon such individual performance factors or upon such other criteria as the Committee may deem appropriate. Performance Periods may overlap and Participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Performance Award agreement. The terms of such awards need not be the same with respect to each Participant. At the beginning of each Performance Period, the Committee shall determine for each Long-Term Performance Award subject to such Performance Period, the number of Shares to be awarded to the Participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as maybe determined by the Committee.

 (b) Adjustment of Awards. The Committee may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in law, accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

 (c) Termination. Unless otherwise provided in the applicable Long-Term Performance Award agreement, if a Participant terminates his or her employment or his or her consultancy during a Performance Period because of death or Disability, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate. Except as otherwise provided in the applicable Long-Term Performance Award agreement, if a Participant terminates employment or his or her consultancy during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to the Long-Term Performance Award subject to such Performance Period, unless the Committee shall otherwise determine.

 (d) Form of Payment. The earned portion of a Long-Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee. Payment shall be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

 Section  10.  Withholding  Taxes.

 (a) Withholding Generally. The Company shall have the right to withhold or require the recipient to remit to the Company an amount sufficient to satisfy federal, state, or local withholding tax requirements arising in connection with the grant, exercise or settlement of any award under the Plan prior to the delivery of any certificate or certificates for Shares or other amounts hereunder.

 (b) Stock Withholding. When a Participant incurs tax liability in connection with the exercise or vesting of any Option, Right or Long-Term Performance Award, which tax liability is subject to tax withholding under applicable tax laws, and the Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Participant may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares otherwise to be delivered that number of Shares having a Fair Market Value equal to the amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined; provided however that the Company shall not allow withholding of Shares (i) upon exercise or vesting of any Option, Right or Long-Term Performance Award in an amount which exceeds the minimum statutory withholding rates for federal, state and local tax purposes, including payroll taxes or (ii) if such withholding is not permitted under local laws. All elections by a Participant to have Shares withheld for this purpose shall be made in accordance with procedures established by the Committee from time to time.

 Section  11.  Change  of  Control.

Unless specifically provided to the contrary in any Grant or Purchase Agreement, upon a Change of Control, (a) unless outstanding Options and Rights are effectively assumed by the surviving or acquiring corporation or otherwise remain outstanding, such Options and Rights shall become fully vested and exercisable, and any repurchase or resale restrictions applicable to any award granted hereunder shall automatically lapse and such Options or Rights shall expire on the consummation of such Change of Control transaction at such times and on such conditions as the Committee shall determine and (b) if an Option or Right is effectively so assumed or remains outstanding, and the Participant's employment is terminated (within the meaning of Section 6 hereof) by the surviving or acquiring corporation without cause within twelve (12) months after the consummation of such Change of Control transaction, such Option or Right shall accelerate and become immediately and fully exercisable, and any repurchase or resale restrictions applicable to any such award shall automatically lapse, upon such termination.

 Section  12.  Employment  Relationship.

Nothing in the Plan or any award made hereunder shall interfere with or limit in any way the right of the Company or of any Parent, Subsidiary or Affiliate to terminate any Participant's employment or consulting relationship at any time, with or without cause, nor confer upon any Participant any right to continue in the employ or service of the Company or any Parent, Subsidiary or Affiliate.

 Section  13.  General  Restriction.

Each award shall be subject to the requirement that, if, at any time, the Committee shall determine, in its discretion, that the listing, registration, or qualification of the Shares subject to such award upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such award or the issue or purchase of Shares thereunder, such award may not be exercised or paid in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee shall be under no obligation to obtain or seek such listing, registration, qualification, consent or approval.

 Section  14.  Rights  as  a  Stockholder.

The holder of an Option, Right or Long- Term Performance Award shall have no rights as a stockholder with respect to any Shares covered by the Option, Right or Long-Term Performance Award until the Shares subject to such award have been entered upon the records of the duly authorized transfer agent of the Company. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate so entered.

 Section  15.  Limitations  on  Assignment  of  Awards.

Except as otherwise provided in Section 6(f) hereof, no awards made hereunder shall be assignable or transferable by the Participant except by will or by the laws of descent and distribution and as otherwise consistent with the specific Plan provisions relating thereto or as the Committee in its sole discretion shall approve. During the life of the Participant, an Option, Right or Long-Term Performance Award shall be exercisable only by him or her, or by a transferee as permitted by Section 6(f) hereof and any award agreement.

 Section 16. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provisions of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including without limitation, arrangements providing for the granting of Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

 Section  17.  Adoption  and  Stockholder  Approval.

This Plan shall become effective on the date that it is adopted by the Board of the Company, provided that the stockholders of the Company approve the plan within twelve months from such date, in any manner permitted by applicable corporate law.

 Section  18.  Term  of  Plan.

Awards may be granted pursuant to this Plan from time to time prior to the expiration hereof, which shall occur on the date of the Company's Annual Meeting of Stockholders in 2010.

 Section  19.  Amendment  or  Termination  of  Plan.

 (a) Except to the extent prohibited by applicable law and unless otherwise expressly provided in a Grant or Purchase Agreement or in the Plan, the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) stockholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply, or (ii) the consent of the affected Participant, if such action would adversely affect the rights of such Participant under any outstanding award. Notwithstanding anything to the contrary herein, the Committee or its delegee may amend the Plan and/or adopt subordinate arrangements, policies and programs in each case subject to the authority set forth in Section 4 hereof, in such manner as may be necessary to enable the Plan to achieve its stated purposes in any jurisdiction outside the United States in a tax-efficient manner and in compliance with local rules and regulations by adopting schedules of provisions to be applicable to awards granted in such jurisdiction

 (b) The Committee may waive any conditions or rights under, amend any term of, or amend, alter, suspend, discontinue or terminate, any award theretofore granted, prospectively or retroactively, without the consent of any relevant
Participant or holder or beneficiary of an award, provided, however, that no such action shall impair the rights of any affected Participant or holder or beneficiary under any award theretofore granted under the Plan.

ATTACHMENT  A  TO  PLAN

Number  of  Shares:  ________  Date  of  Grant:  ____________,  200__


STOCK  OPTION  AGREEMENT

Agreement   made   this___________day  of___________________,  200___,   between
_________________ ("Optionee") and Anything Internet Corporation, a Colorado corporation (the "Company").

1. GRANT OF OPTION. The Company, pursuant to the provisions of the Company's Incentive Stock Option Plan ("Plan"), attached hereto, hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an Option to purchase from the Company all or any part of an aggregate of __________ Common Shares, at the purchase price of $________ per Share. The provisions of the Plan governing the terms and conditions of the Option granted
hereby  are  incorporated  herein  by  reference.         In  the  event  of any
conflict  between  this  Agreement  and  the  Plan,  the  Plan  shall  control.

2. EXERCISE. This Option shall be exercisable in whole or in part (in multiples of 100 Shares, unless for the balance of this Option) on or before
______________,  200__.         This  Option shall be exercisable by delivery to
the Company of a notice of election to exercise, in the form attached hereto, specifying the number of Shares to be purchased and accompanied by payment of the full purchase price. A copy of this Stock Option Agreement shall also be delivered to the Company along with the notice of election of exercise, for the Company's endorsement of exercise on Schedule I and return to the Optionee for his or her records.


ANYTHING  INTERNET  CORPORATION



___________________________________

___________________________________
(Name  of  officer)


___________________________________
(Date)

ATTACHMENT B TO PLAN (Suggested form of letter to be used for notification of election to exercise. Please do not use this page, but follow this form in a separately typed letter.)

Date  _____________,  200___

Anything  Internet  Corporation
[address]

In accordance with Paragraph 2 of the Stock Option Agreement evidencing the Option granted to me on ________ __, ____, I hereby elect to exercise this Option to the extent of__________ Common Shares, by (circle method used):

1. A cashier's check, certified check, bank draft, or money order payable to order of the Company in an amount equal to the option price; or

2. My notice to the Company that I intend to exercise in an "immaculate" or "cashless" manner. Please consider my Option exercised to the extent of _________ Common Shares which I am purchasing. Please keep that number of Common Shares underlying the Option which equals (x) the aggregate purchase price of the Common Shares I am purchasing, divided by (y) the Fair Market Value per share on the date you receive this notice of exercise, and issue me a certificate for the number of Common Shares equal to the difference between what I am purchasing and the number of shares you are to keep.

When the certificate for Common Shares which I have elected to purchase has been issued, please deliver it to me, along with my endorsed Stock Option Agreement, in the event there remains an unexercised balance of Shares under the Option, at the following address:

___________________________________

___________________________________

___________________________________

Very  truly  yours,

___________________________________

Optionee  Signature

Print  Name:

___________________


SCHEDULE  I


Unexercised            Issuing    Shares    Payment
Shares     Officer     Date      Purchased  Received  Remaining     Initials

EXHIBIT  QUALIFIED  OPTION  AGMT

EXHIBIT

QUALIFIED  OPTION

Number  of  Shares:  ______  Date  of  Grant:  __________,  200_____


STOCK  OPTION  AGREEMENT

Agreement   made   this___________day  of___________________,  200___,   between
_________________ ("Optionee") and Anything Internet Corporation (formerly known as Anything, Inc.), a Colorado corporation (the "Company").

1. GRANT OF OPTION. The Company, pursuant to the provisions of the Company's Incentive Stock Option Plan ("Plan"), attached hereto, hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an Option to purchase from the Company all or any part of an aggregate of __________ Common Shares, at the purchase price of $________ per Share. The provisions of the Plan governing the terms and conditions of the Option granted hereby are incorporated herein by reference.

In the event of any conflict between this Agreement and the Plan, the Plan shall control.

2. EXERCISE. This Option shall be exercisable in whole or in part (in multiples of 100 Shares, unless for the balance of this Option) on or before ______________, 200___.

This Option shall be exercisable by delivery to the Company of a notice of election to exercise, in the form attached hereto, specifying the number of Shares to be purchased and accompanied by payment of the full purchase price. A copy of this Stock Option Agreement shall also be delivered to the Company along with the notice of election of exercise, for the Company's endorsement of exercise on Schedule I and return to the Optionee for his or her records.


ANYTHING  INTERNET  CORPORATION

_____________________________
(Name  of  officer)
(Date)

ATTACHMENT TO QUALIFIED OPTION (Suggested form of letter to be used for notification of election to exercise. Please do not use this page, but follow this form in a separately typed letter.)

Date  _____________,  200__

Anything  Internet  Corporation
[address]

In accordance with Paragraph 2 of the Stock Option Agreement evidencing the Option granted to me on ________ __, ____, I hereby elect to exercise this Option to the extent of__________ Common Shares, by (circle method used):

1. A cashier's check, certified check, bank draft, or money order payable to order of the Company in an amount equal to the option price; or

2. My notice to the Company that I intend to exercise in an "immaculate" or "cashless" manner. Please consider my Option exercised to the extent of ______ Common Shares which I am purchasing. Please keep that number of Common Shares underlying the Option which equals (x) the aggregate purchase price of the Common Shares I am purchasing, divided by (y) the Fair Market Value per share on the date you receive this notice of exercise, and issue me a certificate for the number of Common Shares equal to the difference between what I am purchasing and the number of shares you are to keep.

When the certificate for Common Shares which I have elected to purchase has been issued, please deliver it to me, along with my endorsed Stock Option Agreement, in the event there remains an unexercised balance of Shares under the Option, at the following address:


___________________________________

___________________________________

___________________________________

Very  truly  yours,

___________________________________

Optionee  Signature

Print  Name:

___________________


SCHEDULE  I

Unexercised            Issuing      Shares       Payment
Shares     Officer     Date         Purchased    Received  Remaining  Initials

EXIBIT    NONQUALIFIED  OPTION  AGMT

EXHIBIT

NONQUALIFIED  OPTION

Number  of  Shares:  __________  Date  of  Grant:  ________,  200___


STOCK  OPTION  AGREEMENT

Agreement   made   this___________day  of___________________,  200___,   between
_________________ ("Optionee") and Anything Internet Corporation (formerly known as Anything, Inc.), a Colorado corporation (the "Company").

1. GRANT OF OPTION. The Company, pursuant to the provisions of the Company's Employment Agreement ("Agreement") attached hereto, hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an Option to purchase from the Company all or any part of an aggregate of __________ Common Shares, at the purchase price of $________ per Share. The provisions of the Agreement governing the terms and conditions of the Option granted hereby are incorporated herein by reference. Except for treatment of options on termination of employment, which shall be governed by the Employment Agreement, and except for provisions in the ISOP specifically related to qualified options, which do not apply to these nonqualified options, the terms and provisions of the Company's 2000 Incentive Stock Option Plan ("ISOP") hereby are incorporated herein by reference and such terms and provisions of the ISOP shall govern this option.

2. EXERCISE. This Option shall be exercisable in whole or in part (in multiples of 100 Shares, unless for the balance of this Option) on or before ______________, 200__.

This Option shall be exercisable by delivery to the Company of a notice of election to exercise, in the form attached hereto, specifying the number of Shares to be purchased and accompanied by payment of the full purchase price. A copy of this Stock Option Agreement shall also be delivered to the Company along with the notice of election of exercise, for the Company's endorsement of exercise on Schedule I and return to the Optionee for his or her records.

ANYTHING  INTERNET  CORPORATION


______________________________
(Name  of  officer)
(Date)

ATTACHMENT  TO  NONQUALIFIED  OPTION   (Suggested  form of letter to be used for
notification of election to exercise. Please do not use this page, but follow this form in a separately typed letter.)

Date  _____________,  200__

Anything  Internet  Corporation
[address]

In accordance with Paragraph 2 of the Stock Option Agreement evidencing the Option granted to me on ________ __, ____, I hereby elect to exercise this Option to the extent of__________ Common Shares, by (circle method used):

1. A cashier's check, certified check, bank draft, or money order payable to order of the Company in an amount equal to the option price; or

2. My notice to the Company that I intend to exercise in an "immaculate" or "cashless" manner. Please consider my Option exercised to the extent of ______ Common Shares which I am purchasing. Please keep that number of Common Shares underlying the Option which equals (x) the aggregate purchase price of the Common Shares I am purchasing, divided by (y) the Fair Market Value per share on the date you receive this notice of exercise, and issue me a certificate for the number of Common Shares equal to the difference between what I am purchasing and the number of shares you are to keep.

     When the certificate for Common Shares which I have elected to purchase has been issued, please deliver it to me, along with my endorsed Stock Option Agreement, in the event there remains an unexercised balance of Shares under the Option, at the following address:



___________________________________

___________________________________

___________________________________

Very  truly  yours,

___________________________________

Optionee  Signature

Print  Name:

___________________


SCHEDULE  I

Unexercised                 Issuing   Shares      Payment
Shares          Officer     Date      Purchased   Received  Remaining  Initials


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